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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-86578


                        DAVIS INTERNATIONAL SERIES, INC.
                        SUPPLEMENT DATED DECEMBER 6, 2000
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000

I The following information supplements and should be read in conjunction with the Statement of Additional Information.

ACQUISITION OF SUB-ADVISER, FIDUCIARY TRUST INTERNATIONAL, INC.

Franklin Resources, Inc. (operating as Franklin Templeton Investments) of San Mateo, CA, and Fiduciary Trust Company International of New York announced on October 25, 2000, that they have signed a definitive agreement under which Franklin Resources will acquire Fiduciary Trust International in an all-stock transaction valued at approximately $825 million. Based on current assets, the combined entity would have more than $280 billion in assets under management worldwide. Fiduciary Trust Company International is the ultimate parent company of Fiduciary International, Inc., the sub-adviser for Davis International Total Return Fund.

The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the first quarter of calendar 2001. It is not expected that the transaction will result in any immediate change in the manner in which the Fund will be managed.

On December 5, 2000 the Board of Directors (including the Independent Directors voting separately) voted to re-approve the sub-advisory agreement with Fiduciary International, Inc., , after the proposed merger of Franklin Resources, Inc. and Fiduciary Trust Company International. The sub-advisory agreement was approved without any material changes and without any increase in fees. Prior to voting, the Directors considered reports describing Franklin Resources, Inc. and the proposed merger. The Davis family controls a majority of the outstanding vote of Davis International Series, Inc. and are expected to re-approve the sub-advisory agreement in a special meeting of shareholders to be held in late January 2001.

II. The section of the Statement of Additional Information entitled "Directors and Officers" is amended and restated in its entirety:

                             DIRECTORS AND OFFICERS

                                CURRENT DIRECTORS

The Board of Directors supervises the business and management of the Fund. The Board approves all significant agreements between the Fund, and those companies that furnish services to the Fund. The names and addresses of the Directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain Directors and officers hold similar positions with the following Funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). As indicated below, certain Directors and officers may also hold similar positions with the following funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York NY 10048. Director and Chairman of the Fund and each of the Davis Funds; Consultant to the Adviser; Director of the Van Eck Funds; Vice Chairman, Head of

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Equity Research Department, Chairman of the U.S. Investment Policy Committee and
member of the International Investment Committee of Fiduciary Trust Company International.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Avenue, New York, NY 10017. Director of the Fund and each of the Davis Funds and the Selected Funds; Chief Executive Officer, President, or Vice President of each of the Davis Funds and Selected Funds; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

KEITH R. KROEGER (5/13/36), 255 King Street, Chappaqua, NY 10514. Director of the Company, Partner, Kroeger, Woods Associates, Architects.

THE VERY REVEREND JAMES R. LEO (8/24/33), 2121 Alpine Place, #201, Cincinnati OH 45206. Director of the Company; Executive Director of Capital Ideas, Inc.; formerly Dean of Christ Church Cathedral from 1991 until 1998; formerly Dean of the American Cathedral in Paris from 1980 until 1991.

RICHARD M. MURRAY (11/21/22), La Prov Corporation, Liaison Office of Grupo Nacional Provincial, Mexico, One Penn Plaza, New York NY 10019. Director of the Company; Retired since 1987; Liaison Office of Grupo Nacional Provincial, Mexico; currently Vice Chairman, La Prov Corporation; Director, United Americas Insurance Company, N.Y.; Director, Firemark Global Insurance Fund; Director, International Insurance Society, Inc.

THEODORE B. SMITH, JR. (12/23/32), John Hassall, Inc., Westbury, Long Island NY 11590. Director of each of the Davis Funds; Chairman, President and CEO of John Hassall, Inc.; Managing Director John Hassall, Ltd.; Chairman of John Hassall Japan, Ltd.; Chairman of Cantrock Realty; Chairman of McCallum Die; Trustee, Deputy Mayor and Commissioner of Public Services for the Incorporated Village of Mill Neck.

* Jeremy H. Biggs, and Christopher C. Davis are considered to be "interested persons" of the Company, as defined in the Investment Company Act.

                        DIRECTORS' COMPENSATION SCHEDULE

During the fiscal year ended September 30, 1999, the compensation paid to the directors who are not considered to be interested persons of the Company was as follows:

                                           AGGREGATE FUND    TOTAL COMPLEX
NAME                                        COMPENSATION     COMPENSATION*
----                                        ------------     -------------
G. Bernard Hamilton                         $    6,250         $   74,250
Keith R. Kroeger                                 6,250              6,250
The Very Reverend James R. Leo                   6,250              6,250
Richard M. Murray                                6,250              6,250
Theodore B. Smith, Jr.                           6,250              6,250

* Complex Compensation is the aggregate compensation paid, for service as a Director, by all mutual funds with the same investment adviser. There are eight registered investment companies in the complex.

                               PROPOSED DIRECTORS

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At a meeting hold on December 5, 2000, the following persons were nominated to serve as the only Directors of the Fund. Each of the following nominees currently serves as a Director of the Davis Funds. The Davis family controls a majority of the outstanding vote of Davis International Series, Inc. and are expected to elect each of the nominees in a special meeting of shareholders to be held in late January 2001.

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of each of the Davis Funds; Director of the Van Eck Chubb Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee, and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, LLP; Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

ANDREW A. DAVIS (6/25/63),* 124 East Marcy Street, Santa Fe, NM 87501. Director of each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; President or Vice President of each of the Davis Funds and Selected Funds; President, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Avenue, New York, NY 10017. Director of each of the Davis Funds and the Selected Funds; Chief Executive Officer, President, or Vice President of each of the Davis Funds and Selected Funds; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

JERRY D. GEIST (5/23/34), 931 San Pedro Drive S.E., Albuquerque, NM 87108. Director of each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; Chairman, Energy & Technology Company, Ltd.; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. Box 128, Glenbrook, NV 89413. Director of each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund) and Micro Component Technology, Inc.; Novellus Systems, Inc. (a manufacturer of semi-conductor equipment).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LAURENCE W. LEVINE (4/9/31), Walsh & Levine, 40 Wall Street, 24th Floor, NY 10005. Director of each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

THEODORE B. SMITH, JR. (12/23/32), John Hassall, Inc., Westbury, Long Island NY 11590. Director of each of the Davis Funds; Chairman, President and CEO of John Hassall, Inc.; Managing Director John Hassall, Ltd.; Chairman of John Hassall Japan, Ltd.; Chairman of Cantrock Realty; Chairman of McCallum Die; Trustee, Deputy Mayor and Commissioner of Public Services for the Incorporated Village of Mill Neck.

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CHRISTIAN R. SONNE (5/6/36), 207 West Lake Road, Tuxedo Park, NY 10987. Director
of each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Road, Northbrook, IL 60062. Director of each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Vice President and Treasurer, Amoco Corporation.

*Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Funds, as defined in the Investment Company Act. Andrew A. Davis and Christopher C. Davis are brothers.

                                    OFFICERS

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (3/7/57), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President and Secretary of each of the Davis Funds and Selected Funds; Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (9/24/53), 111 East Wacker Drive, Suite 2800, Chicago IL 60601. Assistant Secretary of each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Davis Fund's counsel.

The Davis Funds do not pay salaries to any of their officers. The Adviser performs certain services on behalf of the Davis Funds and is reimbursed by them for the costs of providing these services.

III. The first paragraph of following section of the Statement of Additional Information is amended and restated in its entirety:

                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Funds, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, off-shore funds, a hedge fund and managed money/wrap accounts. Currently, Venture Advisers, Inc., an entity controlled by Shelby M.C. Davis is the Adviser's sole general partner. As of December 31, 2000 Davis Investments, LLC, will become the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and as the sole member of the general partner controls the Advise. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Davis Funds and Selected Funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the

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Adviser, performs investment management, research and other services for the
Davis Funds and Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

IV. The section of the Statement of Additional Information entitled "Investment Restrictions" is amended and restated in its entirety:

                             INVESTMENT RESTRICTIONS

The Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectuses and this Statement of Additional Information.

The Fund has adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or
(ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

(1) DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

(2) CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund generally uses BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

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(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions which the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Fund has adopted the following non-fundamental policies which may be changed without shareholder approval:

Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's total assets would be invested in such securities.

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High-Yield, High Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then more than 35% of the Fund's net assets to be invested in such lower-rated securities.

Options The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The board of directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.